UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 6, 2010

PARKER-HANNIFIN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Ohio	1-4982	34-0451060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6035 Parkland Blvd.
Cleveland, Ohio	44124-4141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 896-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 6, 2010, the Board of Directors of Parker-Hannifin Corporation (the “Company”) elected Catherine A. Suever, 52, as Vice President and Controller of the Company. In this position, Ms. Suever succeeds Jon P. Marten as principal accounting officer of the Company. Mr. Marten will remain as principal financial officer of the Company with the title Executive Vice President – Finance & Administration and Chief Financial Officer. Ms. Suever will serve for a term expiring in October 2011 or until her respective successor is elected, except in the case of death, resignation or removal. Ms. Suever was Vice President and Controller of the Climate & Industrial Controls Group of the Company from November 2008 to December 2010; Assistant Treasurer of the Company from July 2007 to November 2008; Director of Finance and Investor Relations Support of the Company from May 2006 to July 2007; and Business Team Leader of the Gas Turbine Division of the Company from December 2004 to May 2006. Ms. Suever is not a party to any transaction described in Item 404(a) of Regulation S-K involving the Company or any of its subsidiaries.

Ms. Suever is now eligible to participate in the Company’s executive compensation program, as described in the Company’s Proxy Statement for the Annual Meeting of Shareholders held in October 2010. Specifically, on December 7, 2010, the Human Resources and Compensation Committee (the “Committee”) of the Board of Directors of the Company took the following actions relating to Ms. Suever’s compensation:

1.	approved an increase in Ms. Suever’s base salary;

2.	admitted Ms. Suever as a participant in the Parker-Hannifin Corporation Supplemental Executive Retirement Benefits Program;

3.	amended Ms. Suever’s previously-granted stock options and stock appreciation rights to allow for transferability consistent with the Company’s other executive officers;

4.	awarded Ms. Suever a fiscal year 2011 Target Incentive Bonus target award in the target amount of $53,000; and

5.	granted Ms. Suever the following Long Term Incentive Plan (“LTIP”) awards subject to the following payout pro-ration:

LTIP Award	Target LTIP Award Shares Before Pro-Ration	Payout Pro-Ration
Fiscal Year 2009-10-11	2,200	2/12
Fiscal Year 2010-11-12	3,587	6/12
Calendar Year 2010-11-12	1,687	8/12

On December 7, 2010, in connection with Jon P. Marten’s November 22, 2010 promotion, the Committee took the following actions regarding Mr. Marten’s compensation:

1.	approved an increase in Mr. Marten’s base salary;

2.	awarded an increase in Mr. Marten’s General RONA Bonus target payout amount to $202,500;

3.	awarded an increase in Mr. Marten’s fiscal year 2011 Target Incentive Bonus target award to a target amount of $157,500; and

4.	granted Mr. Marten the following additional target LTIP award shares:

LTIP Award	Additional Target LTIP Award Shares
Fiscal Year 2009-10-11	1,175
Fiscal Year 2010-11-12	5,749
Calendar Year 2010-11-12	3,499

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKER-HANNIFIN CORPORATION

By:	/s/ Thomas A. Piraino, Jr.
Thomas A. Piraino, Jr.
Vice President and Secretary

Date: December 9, 2010